UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 26, 2020
Fitbit, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37444	20-8920744

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

199 Fremont Street,	14th Floor
San Francisco	California	94105
(Address of Principal Executive Offices)		(Zip Code)

(415) 513-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	FIT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On October 26, 2020, the “End Date” under the Agreement and Plan of Merger dated as of November 1, 2019 (the “Merger Agreement”) by and among Fitbit, Inc., a Delaware corporation (“Fitbit”), Google LLC, a Delaware limited liability company (“Google”), and Magnoliophyta Inc., a Delaware corporation and a wholly owned subsidiary of Google, was extended to February 1, 2021. Fitbit and Google continue to work toward obtaining required regulatory clearances and consummating the transactions contemplated by the Merger Agreement (the “Transactions”).

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. All statements other than statements of historical fact could be deemed forward-looking statements, including the ability of Google and Fitbit to obtain the required regulatory clearances and complete the Transactions. A number of important factors and uncertainties could cause actual results or events to differ materially from those described in these forward-looking statements, including the failure to satisfy any of the conditions to the parties’ obligations to consummate the Transactions, including the receipt of certain governmental and regulatory approvals.

Additional risks and uncertainties are included under the caption “Risk Factors” in Fitbit’s Annual Report on Form 10-K for the full year ended December 31, 2019 and Fitbit’s Quarterly Report Form 10-Q for the three months ended July 4, 2020, which are available on Fitbit’s Investor Relations website at investor.fitbit.com and on the Securities Exchange Commission website at www.sec.gov. All forward-looking statements contained herein are based on information available to Fitbit as of the date hereof and Fitbit does not assume any obligation to update these statements as a result of new information or future events. Fitbit may not actually achieve the plans, intentions, or expectations disclosed in Fitbit’s forward-looking statements and you should not place undue reliance on such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FITBIT, INC.

Date:	October 28, 2020	By:	/s/ Andy Missan
Name: Andy Missan
Title: Executive Vice President, General Counsel, and Secretary